UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

Cipherloc Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

825 Main St, Suite 100

Buda, TX 78610

(Address of principal executive offices)

Registrant’s telephone number, including area code: 512 772 4245

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

On September 27, 2019, the Audit Committee of the Board of Directors of Cipherloc Corporation (the “Company”) appointed Briggs & Veselka Co. (“Briggs”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019 and terminated Semple, Marchal & Cooper LLP (“SMC”) from service as the Company’s independent registered public accounting firm. The Company formally engaged Briggs on September 27, 2019.

SMC never issued any reports on the Company’s financial statements.

The Company provided SMC with a copy of this Current Report on Form 8-K and requested that SMC furnish to the Company a letter addressed to the United States Securities and Exchange Commission (“SEC”) stating whether or not SMC agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of SMC’s letter to the SEC, dated September 27, 2019, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ended September 30, 2018 and 2017 and the subsequent interim period through June 30, 2019, neither the Company, nor anyone on its behalf, consulted Briggs regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by Briggs that Briggs concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Semple, Marchal & Cooper LLP to the SEC, dated September 27, 2019, regarding the statements made in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2019

CIPHERLOC CORPORATION

By:	/s/ Tom Wilkinson
Tom Wilkinson
Interim Chief Executive Officer